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PROSPECTUS SUPPLEMENT

NORTHERN FUNDS -- EQUITY FUNDS
SUPPLEMENT DATED MARCH 24, 2006 TO PROSPECTUS DATED JULY 31, 2005


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TECHNOLOGY FUND

The following replaces the first three paragraphs on page 18 under the heading entitled "Principal Investment Strategies and Risks":

Investment Strategies. In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Investment Adviser will consider whether a company is classified as such by the Bloomberg Industry Classification or is listed in the ArcaEx Tech 100 Index or other comparable technology index. Companies engaged in businesses related to the following products and services also are considered by the Investment Adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics; electronic media; internet; television and video equipment and services; satellite technology and equipment; and semiconductors.

It is expected that more than 25% of the Fund's total assets normally will be invested in technology companies that develop or sell computer hardware or software and peripheral products, including computer components. In addition, the Fund may also invest in other technology businesses represented in the ArcaEx Tech 100 Index, including but not limited to biotechnology, health care and health care equipment, aerospace and defense, and financial administration. The Fund may invest in technology companies without regard to their size.

Using fundamental research and quantitative analysis, the investment management team buys stocks of technology companies that it believes have the potential to appreciate in value over the next one- to three-year period. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities to maintain the desired portfolio composition of or diversification within the Fund.

The investment management team selects investments based on factors such as a company's prospects related to:

- Sustainability of earnings growth;

- Competitive leadership of its products or market niches;

- Management depth, transparency and credibility;

- Valuation on an absolute basis as well as compared to securities of other technology-related companies and the stock's own historical norms.

The following replaces the first paragraph on page 20 under the heading entitled "Risks That Apply Primarily To The Technology Fund":

COMPUTER RISK is the risk that companies in the computer and related industries can be significantly affected by competitive pressure. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs and product obsolescence.



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